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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Post-Effective Amendment No. 1 to Registration Statement No. 333-42182 of Mylan Laboratories Inc. on Form S-8 of our report dated June 5, 2003 appearing in this Annual Report on Form 11-K of Mylan Puerto Rico Profit Sharing Employee Savings Plan for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP
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San Juan, Puerto Rico
June 30, 2003